                                  UNITED STATES
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report   September 10, 1996
                  ----------------------------------------------
                     (Date of earliest event reported)

                           COMMERCIAL INTERTECH CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

   Ohio                              0-588                 34-0159880
- --------------                     ----------             ------------
State or other                     Commission             IRS Employer
jurisdiction of                    File                   Identification
incorporation                      Number                 No.

1775 Logan Avenue, Youngstown, Ohio                44501-0239
- -----------------------------------                ----------
  (Address of principal offices)                   (Zip Code)

Registrant's telephone number, including area code  330-746-8011

Item 2.   Acquisition or Disposition of Assets

               On July 29, 1996, the Board of Directors of Commercial Intertech Corp. authorized management to proceed with the spin-off of the fluid purification business by declaring a dividend distribution of 100% of the common stock of Cuno Incorporated ("CUNO") on a pro-rata basis to the holders of Commercial Intertech common shares (the "Distribution"). Each holder of record of Commercial Intertech common shares at the close of business on September 10, 1996, the record date for the Distribution, received one share of CUNO Common Stock for every one share of Commercial Intertech common share. No fractional shares of CUNO were issued.

               In connection with the spin-off, the Board of Directors of Commercial Intertech declared a dividend of approximately $35,675,000 payable from the Cuno Incorporated locations to the Company, and immediately prior to the Distribution, Cuno Incorporated will assume $30,000,000 of Commercial Intertech's debt in the form of a dividend.

               Commercial Intertech and CUNO have entered into a Tax Allocation Agreement in connection with the distribution. In addition, the Company and CUNO have entered into a Distribution and Interim Services Agreement which provides that certain services which have historically been provided to CUNO by the Company will continue to be provided following the Distribution Date, at rates specified in such agreements, for a period of up to twelve months.

Item 7. Financial Statements and Exhibits

(a) Pro Forma Financial Information

Page Numbers
- ---- -------

          Introduction to Pro Forma Consolidated Condensed Financial Information

          Pro Forma Consolidated Condensed Balance Sheet as of July 31, 1996

          Pro Forma Consolidated Condensed Statement of Income for the Nine Months Ended July 31, 1996

          Pro Forma Consolidated Condensed Statement of Income for the Year Ended October 31, 1995

Commercial Intertech Corp.

Unaudited Pro Forma Consolidated Financial Information

                     The historical consolidated financial statements of
               Commercial Intertech Corp. include the results of operations and financial position of the businesses constituting Commercial Intertech Corp. and Subsidiaries. The pro forma consolidated condensed balance sheet (unaudited) as of July 31, 1996 has been prepared assuming the spin-off and distribution of Cuno, Incorporated occurred as of that date. The pro forma consolidated condensed statement of income (unaudited) for the nine months ended July 31, 1996 has been prepared assuming the spin-off occurred as of November 1, 1995. The pro forma consolidated condensed statement of income (unaudited) for the year ended October 31, 1995 has been prepared assuming the spin-off and distribution occurred as of November 1, 1994. The pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities which might have occurred had the distribution been effected as of the dates indicated. These pro forma financial statements are not necessarily indicative of the consolidated results of operations or financial position that would have existed had the distribution occurred on the dates indicated.

                   COMMERCIAL INTERTECH CORP. AND SUBSIDIARIES
           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)
                                  July 31, 1996

(Thousands of dollars)
                                                                        Commercial
                                                                        Intertech
                                                           Pro Form        Corp
                                            Historical   Adjustments(A)  Pro Forma
                                            ----------   -----------     ---------
ASSETS
- ------
  CURRENT ASSETS:
     Cash and cash equivalents............   $  53,312     $  (4,682)    $  48,630
     Accounts receivable, less allowance..     109,625       (40,335)       69,290
     Inventories..........................      73,361       (17,455)       55,906
     Deferred income tax benefits.........      18,509        (5,552)       12,957
     Prepaid expenses.....................      10,180        (2,364)        7,816
     Loan receivable from affiliate.......           0        30,000 (C)    30,000
     Dividend receivable from affiliate...           0        35,675 (B)    35,675
                                             ---------     ---------     ---------
                      TOTAL CURRENT ASSETS     264,987        (4,713)      260,274

  PROPERTY, PLANT AND EQUIPMENT                291,649       (94,703)      196,946
     Less allowance for depreciation......     147,172       (46,744)      100,428
                                             ---------     ---------     ---------
                                               144,477       (47,959)       96,518
  NONCURRENT ASSETS:
     Intangible assets....................      29,697       (20,137)        9,560
     Pension assets.......................      37,118        (3,220)       33,898
     Other assets.........................       6,235        (1,522)        4,713
                                             ---------     ---------     ---------
                   TOTAL NONCURRENT ASSETS      73,050       (24,879)       48,171
                                             ---------     ---------     ---------
                              TOTAL ASSETS   $ 482,514     $ (77,551)    $ 404,963
                                             ==========    ==========    =========
LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
  CURRENT LIABILITIES:
     Bank loans...........................   $  22,530     $ (11,264)    $  11,266
     Accounts and notes payable...........     131,364       (30,622)      100,742
     Accrued income taxes.................       8,028        (3,164)        4,864
     Dividends payable....................       2,418             0         2,418
     Current portion of long-term debt....       9,219        (1,009)        8,210
     Payable to affiliates................           0        29,051        29,051
                                             ----------    ----------    ---------
                 TOTAL CURRENT LIABILITIES     173,559       (17,008)      156,551

   NONCURRENT LIABILITIES:

     Long-term debt.......................     127,990        (3,403)      124,587
     Deferred income taxes................      18,400        (3,940)       14,460
     Postretirement benefits..............      24,188        (2,714)       21,474
                                             ---------     ---------     ---------
              TOTAL NONCURRENT LIABILITIES     170,578       (10,057)      160,521

   SHAREHOLDERS' EQUITY:
     Preferred stock, no par value:
         Series A                                    0             0             0
         Series B                               24,172             0        24,172
     Common stock, $1 par value:                13,571             0        13,571
     Capital surplus                                 0             0             0
     Retained earnings                         110,729       (44,340) (D)   66,389
     Deferred compensation                     (17,594)            0       (17,594)
     Translation adjustment                      7,499        (6,146)        1,353
                                             ---------     ---------     ---------
                TOTAL SHAREHOLDERS' EQUITY     138,377       (50,486)       87,891
                                             ---------     ---------     ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY   $ 482,514     $ (77,551)    $ 404,963
                                             =========     =========     =========



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                   COMMERCIAL INTERTECH CORP. AND SUBSIDIARIES
        PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME (unaudited)
                         Nine Months Ended July 31, 1996

(Thousands of dollars)

                                                                     Commercial
                                                                      Intertech
                                                                        Corp
                                                         Pro Forma    Pro Forma
                                            Historical  Adjustments(A) Results
                                            ----------  -----------   ---------
Net Sales ...............................   $ 474,834    $(134,636)   $ 340,198
Less costs and expenses
   Cost of products sold ................     331,688      (79,602)     252,086
   Selling, administrative
     and general expense ................     107,694      (41,252)      66,442
   Nonrecurring distribution
     costs ..............................       6,513       (2,876)       3,637
                                            ---------    ---------    ---------
                                              445,895     (123,730)     322,165
                                            ---------    ---------    ---------
Operating Income ........................      28,939      (10,906)      18,033

Nonoperating income (expense):
   Interest income ......................         767           14          781
   Interest expense .....................      (4,422)         190       (4,232)
   Gain on sale of properties ...........         940            0          940
   Foreign currency gains
     (losses) ...........................        (144)         102          (42)
   Other ................................         973           90        1,063
                                            ---------    ---------    ---------
                                               (1,886)         396       (1,490)
                                            ---------    ---------    ---------
Income from continuing
   operations before income
   taxes ................................      27,053      (10,510)      16,543

Income taxes ............................      10,328       (4,778)       5,550
                                            ---------    ---------    ---------
Income from continuing
   operations ...........................   $  16,725    $  (5,732)   $  10,993
                                            =========    =========    =========
Earnings per share of common stock:
   Income from continuing operations:
     Primary ............................   $    0.98                 $    0.61
     Fully Diluted ......................        0.93                      0.59



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                   COMMERCIAL INTERTECH CORP. AND SUBSIDIARIES
        PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF INCOME (unaudited)
                           Year Ended October 31, 1995

(Thousands of dollars)

                                                                     Commercial
                                                                      Intertech
                                                                        Corp
                                                          Pro Forma   Pro Forma
                                            Historical   Adjustments   Results
                                            ----------   -----------  ---------
Net Sales ...............................   $ 621,836    $(162,699)   $ 459,137
Less costs and expenses
   Cost of products sold ................     436,857      (99,735)     337,122
   Selling, administrative
     and general expense ................     139,729      (52,059)      87,670
   Nonrecurring distribution
     costs ..............................           0            0            0
                                            ---------    ---------    ---------
                                              576,586     (151,794)     424,792
                                            ---------    ---------    ---------
Operating Income ........................      45,250      (10,905)      34,345

Nonoperating income (expense):
   Interest income ......................       1,966         (129)       1,837
   Interest expense .....................      (6,912)         674       (6,238)
   Gain on sale of properties ...........           0            0            0
   Foreign currency gains
     (losses) ...........................        (779)         449         (330)
   Other ................................         417          348          765
                                            ---------    ---------    ---------
                                               (5,308)       1,342       (3,966)
                                            ---------    ---------    ---------
Income from continuing
   operations before income
   taxes ................................      39,942       (9,563)      30,379

Income taxes ............................       9,559       (3,462)       6,097
                                            ---------    ---------    ---------
Income from continuing
   operations ...........................   $  30,383    $  (6,101)   $  24,282
                                            =========    =========    =========


Earnings per share of common stock:
   Income from continuing operations:
     Primary ............................   $    1.82                 $    1.42
     Fully Diluted ......................        1.72                      1.35



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Commercial Intertech Corp.
Notes to the Pro Forma Consolidated Condensed Financial Statements

A. To eliminate the historical income/expense and balance sheet items of Cuno Incorporated for the respective periods presented.

B. To record the dividend receivable from Cuno Incorporated. The dividend was declared immediately prior to the distribution.

C. To record the $30,000,000 of debit assumed by Cuno Incorporated transacted in the form of a dividend.

D. To record the proposed distribution of 13,566,432 common shares of Cuno Incorporated. Each shareholder of Commercial Intertech Corp. will receive one share of Cuno Incorporated for each share of Commercial Intertech Corp. stock owned.


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               Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        COMMERCIAL INTERTECH CORP.

Date: September 23, 1996                By /s/ Hubert Jacobs van Merlen
     ------------------------             -----------------------------
                                           Hubert Jacobs van Merlen
                                           Senior Vice President and
                                           Chief Financial Officer